Drew - Shoals
                                                         02/15/96

                              AGREEMENT OF LEASE

     LEASE dated the 15 day of February, 1996 between Thomas Family
Partnership, Ltd., an Alabama limited partnership ("Landlord"), with an address at Route #5, P. O. Box 274, Haleyville, AL 35565, and Shoals Acquisition Corp., a Delaware corporation with an address at 4381 Green Oaks Boulevard, Arlington, Texas 76016 ("Tenant").

                                   ARTICLE I

                               DEMISED PREMISES

     1.1 Demised Premises. Landlord hereby leases to Tenant, and Tenant hereby leases from Landlord, subject to the provisions of this Lease, the premises (the "Demised Premises") owned by Landlord and described on Schedule A annexed hereto.

                                  ARTICLE II

                                     TERM

     2.1 Initial Term. The initial term ("Initial Term") of this Lease shall begin on February 15, 1996 (the "Commencement Date") and shall terminate (unless extended as provided herein) upon the earlier to occur of February 14, 2001 or the date this Lease terminates pursuant to the provisions hereof. For purposes of this Lease, "Term" shall mean the Initial Term and the Extension Period, if any.

     2.2(a)    Extensions; Grace Period.  The Term of this Lease may be extended for one (1) five (5) year period ("Extension Period") if Tenant, at least three
(3) months prior to the expiration of the Initial Term notifies Landlord in writing of its intention to extend the Term of this Lease. All provisions of this Lease shall apply to such Extension Period.

     2.2(b) If Tenant fails to give Landlord the notice provided for in Section 2.2(a), Landlord shall give Tenant a written reminder notice of that fact not less than thirty (30) days after the date established in Section 2.2(a) as the deadline for Tenant's extension notice. Notwithstanding the provisions of
Section 2.2(a), Tenant shall have the right to extend this Lease by giving written notice to Landlord not later than the thirtieth (30th) day following Tenant's receipt of Landlord's reminder notice under this Section.

                                  ARTICLE III

                                     RENT

     3.1(a) Fixed Annual Rent - Initial Period. During the Initial Term of this Lease, Tenant shall pay to Landlord at Landlord's address first set forth above (or to such other person or at such other address as Landlord may direct from time to time by written notice) "Fixed Annual Rent" of $____________.


        (b)   If Tenant extends the term of this Lease as provided in Section
2.2 hereof, the Fixed Annual Rent during the Extension Period shall be adjusted to reflect changes in the cost of living. The rental adjustment shall be made utilizing the "Consumer Price Index-Seasonally Adjusted U.S. City Average For All Items For All Urban Consumers" (1982-84=100) ("CPI"), published monthly in the "Monthly Labor Review" by the Bureau of Labor Statistics of the United States Department of Labor. If the CPI is discontinued, comparable statistics on the purchasing power of the consumer dollar published by the Bureau of Labor Statistics of the United States Department of Labor shall be used for making the computations. If such statistics are not available, the index most comparable as determined by the Landlord and Tenant shall be used.

     The Fixed Annual Rent for the Extension Period shall be an amount determined by multiplying the Fixed Annual Rent for the Initial Term which is $_____________ by a fraction, the numerator of which shall be the CPI for the month of November, 2000 ("New CPI") and the denominator of which shall be the CPI for the month of February, 1996 ("Old CPI"). However, in no event shall such adjustment cause the Fixed Annual Rent to decrease below $__________ per year.

     3.2 Late Payment Penalty. If Tenant has not paid the Fixed Rent payment due within the ten (10) days of the date upon which it is due, then Tenant shall pay a late payment charge in an amount equal to two percent (2%) of such unpaid rent.

                                  ARTICLE IV

                       REAL ESTATE TAXES; OTHER CHARGES

     4.1(a) Landlord's Tax Obligations. During the Term of this Lease, Landlord shall pay any and all of the "real estate taxes" attributable to the Demised Premises. For these purposes, real estate taxes shall mean the regularly imposed taxes commonly levied by municipal, county, or district governmental authorities against the owners of real property, including all special assessments for improvements.

     4.1(b) Landlord shall furnish Tenant with reasonably satisfactory evidence of payment of all real estate taxes within twenty (20) days after receipt of Tenant's written request for such evidence, or within twenty (20) days after the tax due date for the tax payment(s), whichever is later.

     4.2 Tenant's Right to Cure. In the event that Landlord shall fail to pay the real estate taxes when due with respect to the Demised Premises, and Landlord shall fail to make such payments within ten (10) days following notice from Tenant of such delinquency, Tenant, at its option, may pay such delinquent taxes, including interest and penalties, and Tenant may thereafter offset its next Fixed Rental payments to the extent of such payments.

     4.3 Other Charges. Tenant agrees to pay for its own utilities, water, its heat and air conditioning, and, if and to the extent that the Demised Premises are served by a sewer system, any sewer "taxes" or sewer use charges (but not sewer entrance fees) measured by the consumption of water in the Demised Premises or measured by the area thereof, or by some other means reasonably related to Tenant's use of such sewer system.


                                   ARTICLE V

                       ACCEPTANCE, USE AND RESTRICTIONS

     5.1  Use.  Tenant may use the Demised Premises for any lawful purpose.

     5.2 Tenant's Acceptance of Property. No rights, easements, or licenses are acquired by the Tenant by implication or otherwise except as expressly set forth in the provisions of this Lease. To the best of Landlord's knowledge, the Demised Premises are in good condition. The Demised Premises are in good working order and are sufficient for the conduct of the business heretofore conducted in the Demised Premises. Tenant accepts the Demised Premises on such conditions.

                                  ARTICLE VI

                            REPAIRS AND ALTERATIONS

     6.1(a) Tenant's Repairs and Maintenance. During the term hereof, Tenant agrees to make all repairs (including replacements and alterations where necessary) necessary to keep the Demised Premises in good order, repair and condition, except those which Landlord is required to make hereunder.

     6.1(b) Repairs and Tenant's Negligence. Tenant also agrees to make all repairs to the Demised Premises (including replacements and alterations where necessary) necessitated by any negligence or abuse of Tenant, its agents, employees, licensees, or contractors.

     6.2 Landlord's Repairs. Landlord agrees that, during the Term hereof, Landlord shall be responsible to maintain, repair and keep (including replacements and alterations where necessary) the exterior and structure of the Demised Premises in good order, repair and condition, which shall include (without limitation) the following: (i) the outside walls and exterior faces thereof; (ii) the roof and all roof covering and components; (iii) foundations and floor slab; (iv) the gutters, downspouts and roof drain systems; (v) all structural members including but not limited to door frames and window frames; and (vi) all wiring, plumbing, pipes, conduits and other water, sewerage, heating, ventilation and air conditioning systems, utility and sprinkler fixtures and equipment serving the Demised Premises. The wiring in the Demised Premises is or shall be brought into compliance with applicable laws and regulations at Landlord's sole expense as soon as reasonably practicable.

     6.3 Governmental Requirements. Subject to Article XIII hereof, Landlord shall make all repairs and alterations necessary to comply with governmental requirements unless such requirements become applicable to the Demised Premises solely because of (i) a use thereof by Tenant for a purpose other than the conduct of the manufacturing business currently operated in the Demised Premises, or (ii) an alteration or modification desired and effected by Tenant (other than by virtue of a default by Landlord hereunder) which, but for such modification or alteration by Tenant, would not require compliance with such changed law.

     6.4  Alterations and Decoration.  Tenant shall have the right, from time to time, to redecorate the Demised Premises, to add or remove mezzanines, partitions, windows, doors, doorways and loading docks, and to make such other interior and/or exterior, structural and/or nonstructural installations, changes, modifications and alterations in, on or to such parts of the Demised Premises as Tenant shall deem expedient or desirable for its purposes; provided that such installations, alterations and changes shall not adversely affect the structural integrity of the Demised Premises unless Tenant shall have obtained Landlord's prior approval, which approval shall not be unreasonably withheld or delayed for such structural alteration. At least twenty (20) days prior to Tenant's commencing any alteration which would affect the structural integrity of the Demised Premises, Tenant shall provide Landlord with reasonably detailed plans showing the proposed alteration in question, and Landlord shall respond to Tenant's request in writing within twenty (20) days thereafter. All permanent improvements shall belong to Landlord and become a part of the Demised Premises.

     6.5 Licenses and Permits. Tenant covenants that it will procure any license or permit required by law for any use made of the Demised Premises. Landlord hereby represents that it has a Certificate of Occupancy, if required by local governmental authorities, permitting occupancy of the Demised Premises by Tenant. If Landlord does not have a Certificate of Occupancy, Landlord will, at Landlord's own expense, take such actions as are necessary to obtain a Certificate of Occupancy necessary to conduct the manufacturing business currently operated in the Demised Premises.

     6.6 Tenant's Work. Tenant agrees to pay promptly when due, the entire cost of, and to diligently pursue, any work undertaken by Tenant in, on or to any part of the Demised Premises (Tenant reserving the right, however, in good faith to contest its liability for such costs); to secure the discharge of record of, or bond within twenty (20) days of Tenant's receipt of notice by Landlord, any lien imposed with respect to such work; to procure and pay for all necessary insurance (including builder's risk, so-called) and permits before undertaking such work (Landlord agreeing to execute promptly and without charge to Tenant any instrument of approval which may be required in connection with any such permit); and to do all of such work in a good and workmanlike manner, employing materials of good quality and complying with all applicable governmental requirements.

                                 ARTICLE VII

                     INDEMNIFICATION; LIABILITY INSURANCE

     7.1(a)    Indemnification by Tenant.  During the term of this Lease,
Tenant shall indemnify and hold Landlord harmless from any and all loss, claims and damage (and all expenses incurred in connection therewith, including reasonable counsel fees) incurred by any person or property on the Demised Premises (unless such loss resulted from the act or negligence of Landlord, its employees, agents, licensees or contractors or by a default in the proper performance of Landlord's obligations under this Lease, in which event Landlord shall indemnify and hold Tenant harmless with respect to such loss, claim or damage).

     7.1(b)    Indemnification by Landlord.  During the term of this Lease,
Landlord shall indemnify and hold Tenant harmless from any and all loss, claims and damage (and all expenses incurred in connection therewith, including reasonable counsel fees) incurred by any person or property on the Demised Premises (unless such loss resulted from the act or negligence of Tenant, its employees, agents, licensees or contractors or by a default in the proper performance of Tenant's obligations under this Lease, in which event Tenant shall indemnify and hold Landlord harmless with respect to such loss, claim or damage).

     7.2 Tenant's Liability Insurance. During the term of the Lease, Tenant shall maintain with respect to the Demised Premises liability insurance of not less than $1,000,000.00 for bodily injury (single limit) and property damage insurance of not less than $1,000,000.00, both as provided in comprehensive general liability forms with contractual liability endorsement attached, insuring against injury to persons and damage to property.

     7.3 Certificates. Tenant shall deliver to Landlord appropriate certificates of insurance evidencing that Tenant has obtained the policies which Tenant is required to maintain under this Lease. The insurance required hereunder may be maintained under a "blanket policy" but no insurance policy required to be maintained by Tenant shall be canceled or materially changed without at least thirty (30) days' prior written notice to the Landlord and each such certificate shall so provide. All insurance required hereunder shall be maintained with responsible insurance companies qualified to do business in the state in which the Demised Premises are located. Certificates for liability insurance will show Landlord as an additional insured, as its interest may appear.

                                 ARTICLE VIII

                       TENANT'S FIXTURES AND EQUIPMENT

     8.1 Fixtures and Equipment. All furniture, furnishings, fixtures and equipment, and all other installations, alterations and improvements placed in or on or made in, on or to the Demised Premises by or at the expense of Tenant (or by or at the expense of anyone occupying space in the Demised Premises) and which may be removed without substantial physical injury to the Demised Premises shall remain the property of Tenant or such occupant, and Tenant (or such occupant) may remove the same or any part thereof at any time or times during the Term hereof. Tenant shall, however, repair any damage to the Demised Premises occasioned by such installation or removal. Any such property which shall not have been removed from the Demised Premises within sixty (60) days after the end of the Term shall be deemed to have become Landlord's property.

                                  ARTICLE IX

                 FIRE AND CASUALTY; INSURANCE; EMINENT DOMAIN

     9.1(a) Fire Insurance. During the term of this Lease, Tenant shall maintain with respect to the Demised Premises, fire insurance in an amount not less than the full replacement cost thereof. For the purposes of this Section the Demised Premises shall be deemed to include, without limitation, improvements to the Demised Premises which may, from time to time, be made (whether by Tenant or others), to the extent the same are customarily insurable as a part of the Demised Premises. In the event of loss, if the Lease is not terminated as provided in this Section 9, the proceeds of all such insurance shall be applied to the restoration of the Demised Premises; but any surplus proceeds shall belong to Tenant. Unless the proceeds are paid by the insurer to a savings or commercial bank, insurance company or similarly publicly regulated lender holding a first mortgage covering the Demised Premises, the portion of any settlement proceeds which exceeds $25,000.00 shall be paid to a corporate fiduciary (reasonably acceptable to Landlord and Tenant) as Escrowee. If Tenant elects to terminate the Lease as provided in Section 9.2(a)(i) hereof, all insurance proceeds shall be paid directly to Landlord, except to the extent of Tenant's insurable interest. The settlement proceeds shall be paid over to Landlord in installments as the work of restoration progresses, but if the settlement proceeds are less than the cost of the restoration work, none of such proceeds shall be paid over to Landlord until Landlord has paid, on account of the restoration work, an amount equal to the deficiency.

     9.1(b) Landlord as Additional Insured. Each policy of insurance maintained by Tenant with respect to the Demised Premises or with respect to any property or improvements therein shall name Landlord as an additional insured in the policy(ies) as its interest may appear.

     9.1(c) Adjustment of Tenant's Policies. If Landlord is named as an insured in any policy maintained by Tenant, without the consent of Tenant Landlord shall have no right to participate in the adjustment of any loss thereunder, except as to liability proceeds payable to Landlord as the person damaged, nor shall Landlord be entitled to receive any of the proceeds of such insurance, except that Tenant shall promptly endorse to Landlord's order (without recourse) any check or other form of payment made solely on account of any loss suffered by Landlord.

     9.1(d) Certificates. During the term of this Lease, Tenant shall deliver to landlord a certificate of each policy (and of each endorsement thereon) which is required by this Article. No such policy shall be canceled or materially changed without at least thirty (30) days' prior written notice to Landlord, and each certificate shall so provide.

     9.2(a)(i) Demised Premises Damaged; Abatements. If at any time during the Term, (x) the Demised Premises shall be destroyed or damaged by fire or other casualty, or (y) as a result of fire or casualty, a right appurtenant, or access, to the Demised Premises shall be impaired or destroyed or (z) the whole or any part of the Demised Premises, or a right appurtenant to or access thereto, shall be appropriated by a taking by eminent domain (whether or not by public authority) or by act of or pursuant to public authority (with or without a formal taking), then Tenant shall promptly notify Landlord of any such damage to the Demised Premises, its appurtenances or access and Landlord shall promptly notify Tenant of any taking or proposed taking. In any such event, if such destruction, damage or taking either totally or substantially damages or destroys the Demised Premises or substantially interferes with Tenant's operations at the Demised Premises, then, at Tenant's sole discretion, Tenant may either (i) terminate this Lease without penalty, or (ii) agree to continue this Lease for the duration of its Term in which event the rent and the other charges payable by Tenant shall be abated as set forth herein.

     9.2(a)(ii).  In the event that such damage, destruction or taking does not substantially interfere with or affect Tenant's operations at the Demised Premises, this Lease shall continue, but Tenant shall be entitled to a rent abatement which reasonably reflects the temporary or permanent loss of the use of a portion of the Demised Premises.

     9.2(a)(iii). In the event that Tenant elects to continue this Lease, or if this Lease shall be continued pursuant to subparagraph 9.2(a)(ii), then the Landlord shall repair any and all damage, and restore the Demised Premises (and Tenant shall pay to Landlord any insurance proceeds as set forth in paragraph 9.1(a)), and the rent shall be abated as set forth herein. Such abatement shall be effective as of the date on which the destruction, damage or appropriation occurred and shall continue in effect until Landlord has restored the Demised Premises (including leasehold improvements) to their prior condition, and for an additional ninety (90) days, or, if this Lease is terminated because of the destruction, damage or appropriation, until the termination date; except that any abatement which results from a taking by eminent domain or an act of or pursuant to public authority shall continue in effect for the balance of the Term, appropriately reduced in amount to reflect the effect of Landlord's restoration work. Landlord and Tenant shall promptly enter into an agreement reflecting any such permanent abatement.

     9.2(a)(iv). Landlord, within sixty (60) days after the occurrence of such damage, destruction or appropriation, shall commence to repair and restore the Demised Premises to their condition prior to such damage, destruction or appropriation, and shall diligently proceed with the work of repair and restoration, in a good and workmanlike manner, using good materials, so that such work shall be substantially completed as expeditiously as practicable.

     9.2(b) Landlord's Notice & Tenant's Response Time. Landlord shall give Tenant written notice in reasonable detail of each taking and each act of or pursuant to public authority described in this Article IX, Tenant's termination rights under Section 9.2(a) shall be exercised by written notice to Landlord sent within thirty (30) days after receipt of Landlord's notice of the relevant facts, or, if Landlord fails to give Tenant the required notice, within ninety
(90) days after Tenant's first receipt of notice of the relevant facts from a responsible source.

     9.2(c) Tenant's Continuing Occupancy Rights. Notwithstanding the termination of this Lease under this Section 9.2, Tenant, at its election, may nevertheless (to the extent permitted by law) continue to occupy the Demised Premises, enjoy and exercise all of its rights and privileges under this Lease for all (or for such part as Tenant elects) of the period between the taking or act and the date on which the authority which made the taking or performed the act shall evict Tenant, or the date on which Tenant or those having business with it in the Demised Premises shall be prohibited from having access to the Demised Premises. During such period of occupancy, to the extent permitted by law, so long as Landlord shall have the right to collect rent or use and occupancy charges for the Demised Premises, the obligations of Landlord and Tenant under this Lease shall continue in effect, as if the Lease had not been terminated, except that (i) the Term of this Lease shall be the period described above in this Section 9.2; (ii) the rent and other charges payable by Tenant shall be abated in accordance with the provisions of this Section 9.2; and (iii) Tenant shall receive full credit against any payments due to Landlord hereunder for all sums paid or payable by Tenant to the taking authority. If after any such termination, any such taking or appropriation shall become ineffective for any reason, then at Tenant's election to be exercised by written notice to Landlord within thirty (30) days thereafter, this Lease shall continue in full force and effect.

     9.3 Awards. Landlord reserves to itself all rights to damages accruing to Landlord's estate as the result of any such taking or act, and Tenant reserves to itself all rights to damages accruing as a result of such taking, including damages payable for Tenant's loss of its equipment, fixtures and leasehold improvements installed by Tenant or anyone claiming under Tenant.

     9.4 Refund of Unearned Rent. If this Lease is terminated under this Article, Landlord shall promptly refund to Tenant all unearned rent and other charges paid in advance by Tenant or any overpayment to Landlord made by Tenant.

                                  ARTICLE X

                             LANDLORD'S REMEDIES

     10.1 Termination for Tenant's Default. Upon the occurrence of the earliest to occur of the following (individually, "Event of Default"), (a) Tenant shall fail, when due, to pay rent or any other sum due to Landlord under this Lease, and such failure shall continue for more than ten (10) days after receipt of notice from Landlord setting forth the amount of such delinquency; or (b) Tenant shall fail to perform or observe any other term or condition contained in this Lease and on the part of Tenant to be performed or observed for a period of more than thirty (30) days after Tenant's receipt of written notice from Landlord of such failure (unless such default, by its nature, may not be cured within thirty (30) days, and Tenant shall promptly within such thirty-day period commence to cure such default and thereafter diligently prosecutes the cure to completion), or (c) the filing by or against Tenant in any court pursuant to any statute, either of the United States or of any state, of a petition in bankruptcy or insolvency, or for reorganization, or for any arrangement or for appointment of a receiver or trustee of all or a portion of Tenant's property; provided, that if the action or proceeding be against Tenant, the same shall not be an event of default if the petition shall be dismissed within thirty days after the commencement thereof; or (d) the dissolution or liquidation of Tenant, voluntary or involuntary, or the taking of possession of any of Tenant's property by execution and levy or attachment; or (e) the abandonment of the Demised Premises by Tenant, Landlord, at its option, may terminate this Lease on ten (10) days written notice to Tenant. In addition to any other right or remedy which Landlord may have under the Lease, upon such termination, Landlord shall have the right of reentry and may remove all persons and property from the Demised Premises, but only by summary or other legal proceedings.

     10.2 Tenant's Damage Payments. If this Lease is terminated as a result of an Event of Default, Tenant shall continue to be liable for the monthly Fixed Rent payments due hereunder for the remainder of the Term and shall pay, at such other times as required by this Lease, the payments required of Tenant under this Lease which would have been due had this Lease not terminated, but Landlord shall use reasonable diligence to relet the Demised Premises, and the net proceeds of such reletting (after deducting reasonable expenses) shall be credited against the amounts payable by Tenant under this Section. If Tenant defaults, beyond grace and notice periods, with respect to the payments due hereunder, Landlord may bring one or more actions or proceedings for the recovery of all remaining payments due hereunder, whether or not such payments then are due and owing, and the commencement or maintenance of any one or more such actions shall not preclude Landlord from bringing other or subsequent actions for any such further defaults. In no event shall Tenant have liability for whatsoever for any consequential or indirect damages of Landlord, whether proximately or remotely related to a default by Tenant.

                                  ARTICLE XI

                               TITLE AND ZONING

     11.1 Landlord's Title Warranties. Landlord hereby warrants and represents to Tenant as follows:

         (a) Title. Landlord is the record owner of the Demised Premises in fee simple absolute.

         (b) Encumbrances. If any easement, encumbrance or restriction (whether contained in deeds, leases or other instruments or agreements), whether or not of record, interferes with Tenant's use of the Demised Premises as intended herein, either (i) Landlord shall, at its own expense and within ninety (90) days after notice from Tenant, remove such easement, encumbrance or restriction, or (ii) Tenant shall have the right to terminate the Lease. In the event that Landlord desires to obtain a mortgage on the Demised Premises, Landlord shall obtain Tenant's consent thereto, which shall not be unreasonably withheld or delayed, provided that such mortgage (i) is not superior to this Lease or the Tenant obtains an appropriate non-disturbance agreement, and (ii) the sum of any debt service payable on the Mortgage and projected real estate taxes does not exceed the Fixed Rate payable hereunder.

         (c) First Lien. Except as provided in Section 11.1(b), this Lease is and shall remain prior in record interest to every lien on the Demised Premises except real estate taxes which have been assessed, but which are not yet due and payable.

         (d) Authority. Landlord and each person executing this Lease on behalf of Landlord (or in any representative capacity) have full right and lawful authority to execute this Lease.

         (e) Right to Use. There is no legal impediment, including any matter relating to zoning, fire, health, safety or environmental protection law, or otherwise) to the use of the Demised Premises for the purposes intended by Tenant and in accordance with the provisions of this Lease, or to the exercise and enjoyment by Tenant of its rights and privileges under this Lease.

         (f) Compliance with Law. Except as set forth in the Phase Reports, as of Commencement Date, Landlord has complied with all federal, state and local environmental laws, ordinances and regulations applicable to the Demised Premises (as a building rather than for any particular use) so that the business conducted by Tenant from the Demised Premises may be operated in a normal manner and without interference from any person or entity on account of any failure to comply with any of the same, but nothing in this Section 11.1(e) shall be deemed to restrict the business or businesses which Tenant, from time to time, may be entitled to conduct in the Demised Premises pursuant to this Lease.

         (g) No Inconsistent Agreements. Landlord will not make or enter into any agreement or lease which is inconsistent with any of Tenant's rights or privileges under this Lease. During the Term, Landlord will not enter into any future lease or occupancy agreement with respect to the Demised Premises, whether or not such lease or agreement would be effective as of a date following the expiration of the Initial Term or any Extension Period.

     Landlord acknowledges that Tenant has relied on each of the foregoing warranties and representations in executing this Lease, and that each of the same is material.

     11.2 Tenant's Remedies. (a) If any warranty or representation contained in Section 11.1 shall prove to be materially false, (b) if by virtue of a change in applicable law after the date hereof, Tenant's right to the conduct a business of the kind now conducted in the Demised Premises is prohibited, or,
(c) if Landlord's failure to perform any of its obligations under this Lease or any of its obligations to any governmental authority having jurisdiction over the Demised Premises shall prevent or materially adversely affect Tenant's use and enjoyment of the Demised Premises, in any such case, Tenant shall have the right to terminate this Lease thereafter upon thirty (30) days written notice to Landlord; provided, however, that Landlord shall have thirty (30) days after notice of such default by Tenant to Landlord (except that as to non-monetary defaults which are not of a nature that they can be cured within such thirty
(30) day period and as to which cure is commenced within such thirty (30) day period and diligently prosecuted to completion) to cure such defaults, in which event the Lease will continue, but Tenant shall not be liable for Fixed Rent for the period which Landlord was in default.

                                 ARTICLE XII

                            RIGHT OF FIRST REFUSAL

     12.1(a) Landlord's Notice. In the event that, during the Term of this Lease, Landlord shall desire to sell the Demised Premises, then Landlord shall notify ("Landlord's Notice") the Tenant of its intention to sell the Demised Premises and the terms and conditions on which Landlord is willing to complete such sale. Within thirty (30) days of the receipt of Landlord's Notice, Tenant, in its discretion, may notify the Landlord in writing ("Tenant's Notice") that it is willing to purchase the Demised Premises on the terms and conditions set forth in the Landlord's Notice.

     12.1(b) Closing. If the Tenant delivers the Tenant's Notice, then Landlord shall sell the Demised Premises to Tenant on the terms and conditions set forth in Landlord's Notice; provided that, unless Tenant otherwise agrees,
(i) Landlord shall convey the Demised Premises to Tenant by means of a warranty deed, (ii) title to the Demised Premises shall be insurable by a reputable title insurer at normal rates, and (iii) in no event shall the closing occur after the expiration of the Term of the Lease.


     12.1(c) Waiver. In the event that Tenant does not timely deliver the Tenant's Notice to Landlord, Landlord shall have the right to sell the Demised Premises to a third party on the terms and conditions set forth in Landlord's Notice; provided, however, that if such sale does not close within six (6) months from the delivery of the Landlord's Notice to Tenant, then any future sale shall be subject to the provisions of this Article XII.

                                 ARTICLE XIII

                            ENVIRONMENTAL MATTERS

     13.1(a) Environmental Law Representations. (i) Landlord represents and warrants, that to the best of Landlord's knowledge and belief after due inquiry, except as shown in the Phase Reports described in Schedule B annexed hereto, that (A) there are no "Hazardous Materials" (as hereinafter defined) contained within, upon or under the Demised Premises, and the Demised Premises is in compliance with all applicable "Environmental Laws" (as hereinafter defined) and (B) neither Landlord, nor any former owner or occupant of the Demised Premises has used Hazardous Materials on, from, or affecting the Demised Premises (or any part thereof) in any manner which violates any Environmental Laws. Landlord and Tenant agree that during the Term, they will not allow Hazardous Materials to be maintained on the Demised Premises in violation of any Environmental Laws. Landlord further covenants and agrees that unless this Lease specifically imposes an obligation on Tenant, should the appropriate federal or state environmental agencies, or any other governmental authority, require the remediation of the hazardous materials, including those items described in the Phase Reports, Landlord shall diligently prosecute to completion all actions necessary to remove all such Hazardous Materials described in the Phase Reports or caused by Landlord, to the extent required by law. All such work shall be performed at Landlord's sole cost and expense, in a first class, workmanlike manner, and in accordance with all requirements of any federal, state or municipal governmental authorities having jurisdiction.

     (ii) Tenant represents, warrants, covenants and agrees that it will not maintain, store, use, handle or sell any Hazardous Materials in the Demised Premises, except in compliance with applicable Environmental Laws. In the event of any breach of its obligations under this Section 13.1(a)(ii), should the appropriate federal or state environmental agencies, or any other governmental authority require the remediation of the hazardous materials, the Tenant shall diligently prosecute to completion all actions necessary to remove all such Hazardous Materials, to the extent required by law. All such work shall be performed at Tenant's sole cost and expense, in a first class, workmanlike manner, and in accordance with all requirements of any federal, state or municipal governmental authorities having jurisdiction.

     13.1(b) Environmental Laws. For purposes of this Article XIII, "Environmental Laws" shall mean all federal, state or local laws, ordinances, rules, regulations, or policies whether now or hereafter enacted governing the use, clean-up, storage, treatment, transportation, manufacture, refinement, handling, production or disposal of Hazardous Materials, including, without limitation: (1) the Comprehensive Environmental Response, Compensation and Liability Act of 1980 (42 U.S.C. Sec. 9601, et seq.) as amended by the Superfund Amendment and Reauthorization Act; (2) the Hazardous and Solid Waste Amendments of 1984, P.L. 98-616 (42 U.S.C. Sec. 699); (3) the Hazardous

Materials Transportation Act (49 U.S.C. Sec. 1801, et seq.); (4) the Resource Conservation and Recovery Act of 1976 (42 U.S.C. Sec. 6901, et seq.); (5) the Toxic Substances Control Act; the applicable environmental laws of the State where the Demised Premises are located; and any amendments thereto and any regulations adopted and publications promulgated pursuant thereto, or any other federal, state or local environmental laws, ordinances, rules, regulations or policies, whether now or hereafter enacted.

     13.1(c)  Hazardous Materials.      "Hazardous Materials" shall mean any
hazardous wastes or hazardous substances as defined in the Environmental Laws, including, without limitation, any asbestos, PCB's, any toxic, noxious, or radioactive substances, methane, volatile hydrocarbons, industrial solvents, petroleum products, or any other materials or substances which could cause or constitute a health, safety or other environmental hazard to any person or property.

     13.2(a)(i) Environmental Indemnification. Landlord and Tenant each shall indemnify and hold the other party, its subsidiaries, affiliates, agents, servants, employees, officers, directors, shareholders, partners and trustees from and against any and all actions, orders, claims, loss or damage (including reasonable attorneys' fees), arising out of any breach or violation of any of the foregoing environmental obligations by such party or any of its agents, servants, employees, invitees or contractors.

     13.2(b) Abatement. In the event that, as a result of the presence of Hazardous Materials for which Landlord has responsibility under this Lease (i) Tenant shall be unable to conduct its normal business operations within the Demised Premises, (ii) Tenant shall be prohibited from conducting its normal business operations within the Demised Premises or any portion thereof, (iii) normal business operations within the Demised Premises or normal pedestrian and vehicular access to the Demised Premises shall be materially interfered with as a result of any work of removal, repair, restoration or other construction work performed in connection with the removal of any such Hazardous Materials, and in any such event, the rent and other charges payable under this Lease shall be equitably abated during such time as any such interference or prohibition remains in effect, and Landlord shall forthwith refund to Tenant all unearned rent and other charges paid in advance by Tenant. If such interference or prohibition shall continue in effect for a period of two (2) months, Tenant shall have the right to terminate this Lease by written notice sent to Landlord at any time after the expiration of such two (2) month period, but before the interference or prohibition is ended. Landlord shall promptly initiate and diligently prosecute to completion any action which may be necessary to abate the condition(s) which gave rise to the interference or prohibition.

     13.3 Notices. Landlord and Tenant each agree to provide the other with copies of notices pertaining to any governmental proceedings or actions under any Environmental Law (including requests or demands for entry onto the Demised Premises for purposes of inspection regarding the handling, disposal, or clean-up of Hazardous Materials, including penalties, fines or assessments for compliance costs), within ten (10) business days after receipt thereof. Landlord and Tenant agree to cooperate with each other and provide such documents, affidavits and information as may be reasonably necessary for each of the parties to comply with all Environmental Laws.


                                 ARTICLE XIV

                                MISCELLANEOUS

     14.1 Termination. Tenant shall have the right to terminate this Lease at any time upon not less than sixty (60) days notice to Landlord.

     14.2 Self Help Rights. If either Landlord or Tenant defaults in making any payment to or for the benefit of the other (whether required by this Lease or otherwise) or in the performance of any other obligation imposed on it by this Lease, after written notice thereof, then the aggrieved party (without waiving any claim of breach or for damages) at any time thereafter may make such payment or cure such other default for the account of the defaulting party. The reference in the immediately preceding sentence to Landlord or Tenant, as appropriate, giving the other notice and time to cure shall in no event be deemed to be a requirement duplicative of notice and cure provisions provided under another provision of this Lease. If necessary to protect the interest of either party in the Demised Premises, or to prevent the interruption or further interruption of the conduct of business in the Demised Premises, or to prevent injury to persons or damage to property, either party may cure a default by the other prior to the expiration of the waiting period but after oral or written notice to the other party.

     14.3 Covenant of Quiet Enjoyment. Landlord covenants with Tenant that, if Tenant shall pay the rent and perform all of the other obligations imposed on it herein within applicable grace periods, Tenant shall and may peaceably and quietly have, hold, occupy and enjoy the Demised Premises and all of Tenant's rights and privileges hereunder without interference of any kind.

     14.4 Force Majeure. The time for the performance of any act required to be done by either party shall be extended by a period equal to any delay caused by or resulting from act of God, war, civil commotion, fire, casualty, labor difficulties, shortages of labor or materials or equipment, governmental regulation, act or default of the other party, or other causes beyond such party's reasonable control, whether such time be designated by a fixed date, a fixed time or otherwise.

     14.5 Landlord's Right of Entry. Tenant agrees that it will permit Landlord to enter the Demised Premises at reasonable times to show the same to prospective purchasers and lenders and to exercise Landlord's rights and discharge Landlord's obligations under this Lease. Landlord agrees that no entry by it shall result in unreasonable interference with the conduct of business in the Demised Premises and that if any such entry shall require or result in the suspension of Tenant's business, the rent and other charges payable by Tenant hereunder shall be abated in the same manner and to the same extent as provided in the case of damage by fire. Landlord further agrees that no forcible entry will be made except to prevent injury to persons or substantial damage to property and that, except to prevent injury to persons or substantial damage to property, no entry will be made outside of Tenant's business hours except after written, oral or telegraphic notice (as may be appropriate in the circumstances) to Tenant's manager at the Demised Premises or other agent designated by Tenant from time to time to receive such notice. Whenever a forced entry or entry without notice is carried out by Landlord, Landlord shall promptly after such entry notify Tenant by oral or telegraphic notice to Tenant's manager or other agent designated by Tenant, from time to time, to receive such notice.

     14.6 End of Term. At the end of the Term, Tenant shall peaceably deliver the Demised Premises to Landlord, in good order, repair and condition, reasonable wear and tear excepted, except for damage by casualty or eminent domain. Tenant shall not be required to remove or undo any installation, alteration or addition made in, on or to the Demised Premises.

     14.7  Holdover.  Unless Tenant has renewed this Lease as provided in
Section 2.2, if Tenant continues in occupancy of the Demised Premises after the end of the Term, such occupancy shall not be deemed to extend or renew the Term of this Lease. Such occupancy shall be deemed a tenancy at will, from month to month, upon the terms herein contained except that if holdover is in excess of thirty (30) days, Fixed Annual Rent shall be at an annual rate equal to 150% of the Fixed Annual Rent payable under Article III of this Lease, pro rated and payable in arrears at the end of each month for the period of such occupancy. Landlord agrees, however, that Tenant shall not be required to give any prior notice of the termination of such tenancy at will or of Tenant's occupancy under this Section.

     14.8 Waiver; Consents; Remedies Cumulative. Neither the failure of a non-defaulting party to protest any act or omission on the part of the other party (however long the same may continue), nor the payment or acceptance of rent, nor the performance of any obligation on behalf of a defaulting party, shall be deemed to be a waiver of any rights hereunder or of the right to recover the amount of any payment or the cost of any performance made or done under protest, whether or not such protest was made in writing. No waiver by either party shall be effective unless in writing and signed by the party asserted to have made such waiver. No waiver of any breach of any provision of this Lease shall be deemed a waiver of a breach of any other provision of this Lease or a consent to any subsequent breach of the same or any other provision. If any action by either party shall require the consent or approval of the other party, the grant of such consent or approval on any one occasion shall not be deemed a consent to or approval of that action on any subsequent occasion or of any other action on the same or any subsequent occasion. Each right and remedy which either party may have under this Lease or by operation of law shall be distinct and separate from every other such right and remedy; all such rights and remedies shall be cumulative (except as may be specified to the contrary in this Lease) and none of them shall be deemed inconsistent with or exclusive of any other, whether or not exercised; and any two or more or all of such rights and remedies may be exercised at the same time or successively.

     14.9  Intentionally Omitted.

     14.10 Tenant's Business Activities. Nothing contained in this Lease shall be deemed or construed to impose any affirmative obligation on Tenant to make any particular use of the Demised Premises, or any use thereof at all; or to restrict Tenant's business activities outside of the Demised Premises.

     14.11 Costs of Performance. Wherever this Lease requires the performance of an act by either party, such party shall perform the act at its own cost and expense, unless expressly provided to the contrary.


     14.12 Notices. Except as otherwise provided in this Lease, all notices required hereunder shall be in writing and shall be sent by certified mail, return receipt requested or by a nationally-recognized courier (such as Federal Express). Any written notice shall be deemed to have been received within three (3) business days of mailing or upon delivery by such courier. Notices for Landlord shall be sent to Landlord at the address first set forth above, with a simultaneous copy to Spain & Gillon, LLC, 2117 Second Avenue North, Birmingham, Alabama 35203, Attention: John P. McKleroy, Jr., Esq. Notices for Tenant shall be sent to Shoals Acquisition Corp., 4381 Green Oaks Boulevard, Arlington, Texas 76016, Attention: David L.Webster, with a simultaneous copy, delivered in the same manner to Berlack, Israels & Liberman LLP, 120 West 45th Street, New York, New York 10036, Attention: Harvey F. Milman, Esq. Either party, by written notice to the other, may designate other (and additional) addresses to which notices shall be sent. Notwithstanding any assignment or subletting, any notice to the holder of Tenant's interest hereunder alleging default must be sent simultaneously to the Tenant named herein, and Landlord shall always accept payment or performance from the Tenant named herein. Landlord's fax number is (205) 381-0143; Tenant's fax number is
(817) 478-8649.

     14.13 "Landlord" and "Tenant" Defined. The word "Landlord" shall be deemed to include each successive holder of the lessor's interest in this Lease, and the word "Tenant" each successive holder of the lessee's interest in this Lease, and the provisions of this Lease shall be binding on and enforceable by the parties and their respective heirs, devisees, personal representatives, successors and assigns, as appropriate.

     14.14 "No Partnership" Clause. No provision of this Lease shall be deemed to render Landlord and Tenant as partners or participants in any partnership, joint venture or any other type of joint enterprise.

     14.15 Brokerage Claims. Landlord and Tenant each agree to indemnify and hold the other party harmless against any and all claims and related expenses (including reasonable legal fees) asserted by any broker for compensation related to the execution of this Lease or the negotiations therefor.

     14.16 Estoppel Certificates. Upon the reasonable request of either party, at any time or from time to time, Landlord and Tenant agree to execute, acknowledge and deliver to the other, within twenty (20) days after request, a written instrument, duly executed and acknowledged, (a) certifying that this Lease has not been modified and is in full force and effect or, if there has been a modification of this Lease, that this Lease is in full force and effect as modified, stating such modifications, (b) specifying the dates to which the fixed rent and additional rent have been paid, (c) stating whether or not, to the knowledge of the party executing such instrument, the other party hereto is in default, and, if such party is in default stating the nature of such default, (d) whether or not there are then existing any set-offs or defenses against the enforcement of any of the obligations hereunder upon the part of Landlord or Tenant, as the case may be, to be performed or complied with (and, if so, specifying the same), and (e) such other reasonable matters relating to this Lease or the relationship of the parties hereunder.

     14.17 Recording. Either Landlord or Tenant, at its option, shall have the right to record this Lease, or a memorandum thereof, in the appropriate recording office located in the county where the Demised Premises are located and each of the parties hereto agrees that it will execute such instruments as are reasonably required to effect such recording.

     14.18 Severability. In the event any sentence, paragraph, or Article of this Agreement is declared by a court of competent jurisdiction to be void, such sentence, Paragraph, or Article shall be deemed severed from the remainder of the Agreement and the balance of the Agreement shall remain in effect.

     14.19 Caption. Titles or captions contained in this Agreement are inserted only as a matter of convenience and for reference. Such titles and captions in no way define, limit, extend, or describe the scope of this Agreement nor the intent of any provisions.

     14.20 Gender. Whenever required by the context hereof, the singular shall include the plural, and vice versa; the masculine gender shall include the feminine and neuter gender, and vice versa; the word "person" shall include a natural person as well as a corporation, partnership, firm, or other form of association.

     14.21 Entire Understanding. This Agreement embodies and constitutes the entire understanding between the parties with respect to the transaction contemplated herein and all prior agreements, understandings, representations, and statements, oral or written, are merged into this Agreement. Neither this Agreement, nor any provision hereof, may be waived, modified, amended, discharged or terminated except by an instrument signed by the party against whom the enforcement of such waiver, modification, amendment, discharge, or termination is sought, and then only to the extent set forth in such instrument and as permitted by this Agreement.

     14.22 Applicable Law. The Agreement shall be governed by and construed in accordance with the laws of the state where the Demised Premises are located.

     14.23 Mechanic's Liens. Tenant shall have no right to encumber or subject the interest of Landlord in the Demised Premises to any mechanics', materialman's, or other liens of any nature whatsoever, and upon the filing of any such lien, the failure of Tenant to have the same cancelled or bonded promptly shall constitute a default hereunder and entitle Landlord at its option to take any action provided for elsewhere in this Lease.

     IN WITNESS WHEREOF, the parties hereto have executed this Lease under seal as of the day and year first above written.

WITNESS:                     LANDLORD:

                             THOMAS FAMILY PARTNERSHIP, LTD., an
                             Alabama limited partnership

_________________________    By: __________________________________
                                 Name: Lecil V. Thomas
                                 Title: General Partner


ATTEST:                      TENANT:

                             SHOALS ACQUISITION CORP.

_________________________    By: __________________________________
                                 Name:
                                 Title:

STATE OF _______________     )
                             ) ss.:
COUNTY OF _____________      )

     On the 15 day of February, 1996, before me personally came Lecil
V. Thomas, to me known, who, being by me duly sworn, did depose and say that he is the General Partner of Thomas Family Partnership, Ltd., an Alabama limited partnership described in, and which executed the foregoing instrument; that he had the authority to sign same and did so as the act and deed of said limited partnership.


                                Notary Public


STATE OF ____________        )
                             )    ss.:
COUNTY OF __________         )

     On the 15 day of February, 1996, before me personally came
______________ to me known, who, being by me duly sworn, did depose and say that he is the ___________ of Shoals Acquisition Corp., a corporation described in, and which executed the foregoing instrument; that he had the authority to sign same and did so as the act and deed of said corporation.


                                Notary Public